Financial Instruments	12 Months Ended
Dec. 31, 2017
Disclosure Financial Instruments Additional Information [Abstract]
Financial Instruments
6.	Financial Instruments

The carrying and estimated fair values of our financial instruments by class at December 31, 2017 and 2016 were as follows:

	December 31, 2017		December 31, 2016
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(Millions)
Long-term debt (including current maturities)	$1,361	$1,398	$1,297	$1,311
Equity swap agreement and foreign currency forward contracts:
Asset derivative contracts (a)	4	4	—	—

(a)	All derivatives are categorized within Level 2 of the fair value hierarchy.

Asset and Liability Instruments—The fair value of cash and cash equivalents, short and long-term receivables, accounts payable, and short-term debt was considered to be the same as or was not determined to be materially different from the carrying amount.

Long-term Debt—The fair value of our public fixed rate senior notes is based on quoted market prices. The fair value of our private borrowings under our senior credit facility and other long-term debt instruments is based on the market value of debt with similar maturities, interest rates and risk characteristics. The fair value of our level 1 debt, as classified in the fair value hierarchy, was $749 million and $725 million at December 31, 2017 and December 31, 2016, respectively. We have classified $634 million and $571 million as level 2 in the fair value hierarchy at December 31, 2017 and December 31, 2016, respectively, since we utilize valuation inputs that are observable both directly and indirectly. We classified the remaining $15 million, consisting of foreign subsidiary debt, as level 3 in the fair value hierarchy at both December 31, 2017, and December 31, 2016.

The fair value hierarchy definition prioritizes the inputs used in measuring fair value into the following levels:

Level 1	—	Quoted prices in active markets for identical assets or liabilities.

Level 2	—	Inputs, other than quoted prices in active markets, that are observable either directly or indirectly.

Level 3	—	Unobservable inputs based on our own assumptions.

Foreign currency forward contracts—We use derivative financial instruments, principally foreign currency forward purchase and sales contracts with terms of less than one year, to hedge a portion of our exposure to changes in foreign currency exchange rates. Our primary exposure to changes in foreign currency rates results from intercompany loans made between affiliates. Additionally, we enter into foreign currency forward purchase and sale contracts to mitigate our exposure to changes in exchange rates on certain intercompany and third-party trade receivables and payables. We manage counter-party credit risk by entering into derivative financial instruments with major financial institutions that can be expected to fully perform under the terms of such agreements. We do not enter into derivative financial instruments for speculative purposes. The fair value of our foreign currency forward contracts is based on an internally developed model which incorporates observable inputs including quoted spot rates, forward exchange rates and discounted future expected cash flows utilizing market interest rates with similar quality and maturity characteristics. We record the change in fair value of these foreign currency forward contracts as part of currency gains (losses) within cost of sales in the consolidated statements of income. The fair value of foreign currency forward contracts are recorded in prepayments and other current assets or other current liabilities in the consolidated balance sheet. The fair value of our foreign currency forward contracts was a net liability position of less than $1 million at both December 31, 2017 and December 31, 2016.

The following table summarizes by major currency the notional amounts for foreign currency forward purchase and sale contracts as of December 31, 2017 (all of which mature in 2018):

		Notional Amount in Foreign Currency
		(Millions)
British pounds	—Purchase	11
Canadian dollars	—Sell	(2)
European euro	—Sell	(4)
U.S. dollars	—Purchase	7
	—Sell	(15)

Cash-settled Share Swap Transactions—In the second quarter of 2017, we entered into an equity swap agreement with a financial institution. We selectively use cash-settled share swaps to reduce market risk associated with our deferred liabilities. These equity compensation liabilities increase as our stock price increases and decrease as our stock price decreases. In contrast, the value of the swap agreement moves in the opposite direction of these liabilities, allowing us to fix a portion of the liabilities at a stated amount. As of December 31, 2017, we had hedged our deferred liability related to approximately 250,000 common share equivalents. The fair value of the equity swap agreement is recorded in other current assets in the consolidated balance sheet. The fair value of our equity swap agreement was a net asset position of $4 million at December 31, 2017.

Guarantees—We have from time to time issued guarantees for the performance of obligations by some of our subsidiaries, and some of our subsidiaries have guaranteed our debt. All of our existing and future material domestic subsidiaries fully and unconditionally guarantee our senior credit facility and our senior notes on a joint and several basis. The arrangement for the senior credit facility is also secured by first-priority liens on substantially all our domestic assets and pledges of up to 66 percent of the stock of certain first-tier foreign subsidiaries. No assets or capital stock secure our senior notes. For additional information, refer to Note 13 of the consolidated financial statements of Tenneco Inc., where we present the Supplemental Guarantor Condensed Consolidating Financial Statements.

We have two performance guarantee agreements in the U.K. between Tenneco Management (Europe) Limited (“TMEL”) and the two Walker Group Retirement Plans, the Walker Group Employee Benefit Plan and the Walker Group Executive Retirement Benefit Plan (the “Walker Plans”), whereby TMEL will guarantee the payment of all current and future pension contributions in event of a payment default by the sponsoring or participating employers of the Walker Plans. The Walker Plans are comprised of employees from Tenneco Walker (U.K.) Limited, formerly our Futaba-Tenneco (U.K.) joint venture. Employer contributions are funded by Tenneco Walker (U.K.) Limited, as the sponsoring employer, and were also funded by Futaba (U.K.) Limited prior to its ceasing, on April 28, 2017, to be an entity in which Tenneco has an equity interest. The performance guarantee agreements are expected to remain in effect until all pension obligations for the Walker Plans’ sponsoring and participating employers have been satisfied. We did not record an additional liability for this performance guarantee since Tenneco Walker (U.K.) Limited, as the sponsoring employer of the Walker Plans, already recognizes 100 percent of the pension obligation calculated based on U.S. GAAP, for all of the Walker Plans’ participating employers on its balance sheet, which was zero and $19 million at December 31, 2017 and December 31, 2016, respectively. At December 31, 2017, all pension contributions were current for all of the Walker Plans’ sponsoring and participating employers.

In June 2011, we entered into an indemnity agreement between TMEL and Futaba Industrial Co. Ltd. which required Futaba to indemnify TMEL for any cost, loss or liability which TMEL may incur under the performance guarantee agreements relating to the Futaba-Tenneco U.K. joint venture. The maximum amount reimbursable by Futaba to TMEL under this indemnity agreement is equal to the amount incurred by TMEL under the performance guarantee agreements multiplied by Futaba’s shareholder ownership percentage of the Futaba-Tenneco U.K. joint venture. On April 28, 2017, Walker Limited sold its equity interest in the Futaba-Tenneco U.K. joint venture entity to Futaba Industrial Co., Ltd. In connection with the closing of that transaction, this indemnity agreement was terminated and accordingly Futaba no longer has any reimbursement obligations thereunder.

We have issued guarantees through letters of credit in connection with some obligations of our affiliates. As of December 31, 2017, we have guaranteed $32 million in letters of credit to support some of our subsidiaries’ insurance arrangements, foreign employee benefit programs, environmental remediation activities and cash management and capital requirements.

Financial Instruments—In certain instances, several of our Chinese subsidiaries receive payment from customers through the receipt of financial instruments on the date the customer payments are due. Several of our Chinese subsidiaries also satisfy vendor payments through the delivery of financial instruments on the date the payments are due. Financial instruments issued to satisfy vendor payables and not redeemed totaled $11 million and $12 million at December 31, 2017 and December 31, 2016, respectively, and were classified as notes payable. Financial instruments received from OE customers and not redeemed totaled $10 million and $5 million at December 31, 2017 and December 31, 2016, respectively. We classify financial instruments received from our customers as other current assets if issued by a financial institution of our customers or as customer notes and accounts, net if issued by our customer. We classified $10 million and $5 million in other current assets at December 31, 2017 and December 31, 2016, respectively.

The financial instruments received by some of our Chinese subsidiaries are drafts drawn that are payable at a future date and, in some cases, are negotiable and/or are guaranteed by the banks of the customers. The use of these instruments for payment follows local commercial practice. Because certain of such financial instruments are guaranteed by our customers’ banks, we believe they represent a lower financial risk than the outstanding accounts receivable that they satisfy which are not guaranteed by a bank.

Supply Chain Financing. Certain of our suppliers participate in supply chain financing programs under which they securitize their accounts receivables from Tenneco. Financial institutions participate in the supply chain financing program on an uncommitted basis and can cease purchasing receivables or drafts from Tenneco’s suppliers at any time. If the financial institutions did not continue to purchase receivables or drafts from Tenneco’s suppliers under these programs, the participating vendors may have a need to renegotiate their payment terms with Tenneco which in turn could cause our borrowings under our revolving credit facility to increase.

Restricted Cash—Some of our Chinese subsidiaries that issue their own financial instruments to pay vendors are required to maintain a cash balance if they exceed credit limits with the financial institution that guarantees the financial instruments. A restricted cash balance was required at those Chinese subsidiaries for $2 million at both December 31, 2017 and December 31, 2016.

One of our subsidiaries in Brazil and another in Spain are required by law to maintain a cash deposit with a financial institution to guarantee the maximum estimated loss related to a tax audit until a settlement is reached. The cash deposit required was $1 million at December 31, 2017.